
WABASH
NATIONAL

INVESTOR UPDATE

September 2011

Dick Giromini, President & CEO
Mark Weber, CFO

Safe Harbor Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

INVESTMENT HIGHLIGHTS

- ✓ Leading market position as #1 dry van semi-trailer manufacturer in North America
- ✓ Strong brand preference and longstanding relationships with blue-chip customer base
- ✓ Best-in-class, technologically innovative products
- ✓ Trucking cycle recovery and aging fleet equipment fueling trailer demand growth
- ✓ Successful cost and manufacturing restructuring: Lean manufacturing culture
- ✓ Leveraging capital to support business diversification strategy
- ✓ Strong and experienced management team



COMPANY HISTORY

1985 - 2011

- Headquartered in Lafayette, IN
- 4,200 Associates
- 2011 Estimated Trailer Shipments: 46,000 - 48,000



1985
Founded as a start-up
1991
Became publicly traded (NYSE: WNC)
1994
Gained and held leading industry position
1996
Introduced the DuraPlate® Composite Dry Van Trailer
1997
Acquired specific assets of bankrupt Fruehauf Trailer Corp.
1999
Record annual trailer production of 70,000 units
2000
Major industry downturn
2004
Company returned to profitability
2006
Acquired Transcraft: leading steel flatbed producer
2008
Transcraft acquired assets of Benson Int'l: leading aluminum flatbed producer
2009
Major industry downturn
2010
4Q10: WNC returns to profitability
2011
Economic recovery continues

Leading North American Trailer Manufacturer

Longstanding Market Share Leader

- #1 in Total Trailer production for 17 of the past 23 years
- #1 in Dry Van trailer production
- #3 in Refrigerated Van trailer production
- Top 3 in Platform trailer production
- Strong brand recognition and brand preference

DURAPLATE HD

DURAPLATE

ARCTIC LITE

FREIGHTPRO

BENSON

TRANSCRAFT EAGLE

RoadRailer

DURAPLATE AEROSKIRT

Source: Trailer Body Builders Magazine

Some of the industry's best known brands by Wabash National

PREMIER CARRIER RELATIONSHIPS

Wabash National Customers

- 48% of Top 50 For-Hire Fleets
- 32% of Top 100 For-Hire Fleets

SAFEWAY

OLD DOMINION FREIGHT LINE


J.B.HUNT
SWIFT

FedEx Celadon PRIME inc. XTRA LEASE

Source: 2010 Transport Topics 100

Growing with the industry's leading carriers

COMPREHENSIVE PRODUCT LINE

WNC Shipments by Product Type


Sheet & Post Vans 3%
Bimodal 1%
Dump Trailers 1%
Platform Trailers 6%
DuraPlate® Vans 47%
DuraPlate® Pups 12%
ArcticLite® Refrigerated Vans 15%
DuraPlate® HD Vans 15%

Dry Freight Vans: 77% / Total



Refrigerated Vans: 15% / Total



Specialty Equipment: 2% / Total



Platform Trailers: 6% / Total



Note: Percentages based on WNC shipments 2008-2010

Sales and Distribution

Dry and Refrigerated Vans

- Factory Direct Sales Force
- Independent Dealers: 28
  - Locations: 64
  - Sales People: 100+

Platform and Dump Trailers

- Independent Dealers: 82
  - Locations: 120

Wabash National Trailer Centers

- Branch Locations: 14
  (3 Used Trailer Centers)
  - Sales People: 20+



MONTANA
WYOMING
NEVADA
UTAH
COLORADO
KANSAS
ARIZONA
NEW MEXICO
TEXAS
CALIFORNIA
OREGON
Los Angeles
San Diego
Pacific Ocean
Atlantic Ocean
Dallas
Houston
Chicago
Toronto
Montreal
New York
MEXICO

● Dry/Refrigerated Dealer ● Platform Dealer ● WNTC

Extensive sales and support network

A Long History of Innovation

- Wabash National holds 60 patents – and growing
- "Voice of customer" drives new technology development
- In 1996, the DuraPlate® dry van was introduced – the industry's first composite trailer design. Since that time, we have produced over **400,000** DuraPlate® trailers

1985	1987	1996	2004	2011
Sheet & Post Trailer • Commodity • Versatile • High maintenance FRP Trailer • FRP (Fiberglass Reinforced Plywood) • Added interior width • Difficult to repair • Heavy	Alum. Plate Trailer • WNC leading industry producer • Wide, smooth interior • Low maintenance • High material costs	DuraPlate® Trailer • Durable • Longest useful life • Easy to repair • Lowest total cost of ownership • Recyclable	DuraPlate® HD • High performance • Extremely durable • Heavy-duty freight applications	DuraPlate® XD-35 • The industry's only 35,000 lb. dry van floor system • Specialty freight hauls: paper, steel coil

Leading the way in transportation technologies that deliver value

INDUSTRY-LEADING INNOVATION

Launch	Innovation	Description
2009	TrustLock® Plus	Proprietary door locking system with single lock mechanism
2009-2011	Bonding Technologies	Truck Body Sidewalls, Trailer Sidewalls, Logistics
2011	Tire Hauler	Proprietary solution for cost-effective transport of 13' tires
2011	Combo ID/Stop Light	Enhanced visibility for improved highway safety
2011	Zinc-Based Coating System	Provides superior corrosion resistance and color options
2011	DuraPlate XD-35 Model	Heavy-duty floor system (35K) provides freight haul flexibility
2012	Maximum Height Overhead Door	Maximizes door opening to improve carrier freight operations
2012	Pneumatic Door Seal	Provides superior seal for overhead door on refrigerated trailer


Patent Pending
Tire Hauler


COSTCO
WHOLESALE
Patent Pending
Combo ID/Stop Light: Brakes Applied


Patent Pending
Maximum Height Overhead Door

Customer-focused commercialization process

ATTRACTIVE POINT IN THE TRAILER CYCLE

- Previous three cycles lasted 58, 67, and 89 months
- The most recent cycle reached its low in Dec.'08, at month 89
- Trailer industry is 33 months into a new cycle as of September 2011



Monthly Trailer Net Orders, N. America
40,000
30,000
20,000
10,000
0
Early 90s Cycle
58 mo.
Late 90s Cycle
67 mo.
00s Cycle
89 mo.
Current
Cycle
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

Source: ACT

Cycle recovery progressing: Recent orders reflect seasonal softness

TRUCK TONNAGE INDICATOR



Seasonally Adjusted Truck Tonnage Index (ATA)
125
120
115
110
105
100
95
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

Source: American Trucking Associations

July TTI down 1.3% M/M & up 3.9% Y/Y; overall trend positive

INDUSTRY OUTLOOK

- Trailer demand is forecasted to grow to 268K – 275K in 2013/2014
- WNC is well-positioned to capitalize on strong dry van demand over the next several years

Total Trailer Shipments: Forecast

	2009	2010	2011	2012	2013	2014	2015
ACT	79,027	124,162	206,750	249,250	268,000	240,700	216,000
FTR	78,526	121,128	215,497	230,000	240,000	275,000	250,000

Dry Van Shipments: Forecast

	2009	2010	2011	2012	2013	2014	2015
ACT	29,950	60,227	111,600	140,000	162,000	140,000	118,000

Source: ACT Research and FTR Associates. FTR numbers represent trailer production.

Trailer shipments forecasted strong demand through 2015

2011 OUTLOOK: INDUSTRY FORECAST

Short-/Mid-Term Demand Drivers

- Age of equipment is at 8+ years, an all-time high
- Equipment age profile: disproportionate number of aged units in fleets
- 3+ years of significant under-buy
- Implementation of the Federal Motor Carriers Safety Administration's CSA Program
- Tax Act of 2010: Bonus Depreciation provides for 100% write-off of capital investments in 2011; 50% in 2012



U.S. Trailer Forecasts:
Shipments (ACT) & Production (FTR)
300,000
250,000
200,000
150,000
100,000
50,000
0
2006 2007 2008 2009 2010 2011F 2012F 2013F 2014F 2015F 2016F
ACT FTR



DRY VANS:
Population & Average Age
1979 - 2016
POPULATION
AVERAGE AGE

Source: ACT

Strong drivers for sustained demand

2011 AND BEYOND

Potential Demand Drivers

- CARB Regulations (California Air Resource Board) on emissions/fuel efficiency
- Proposed increase in GVWR (Gross Vehicle Weight Restriction) from 80,000 to 97,000 lbs
- Proposed changes to HOS Rules (Hours of Service) from 11 to 10 hours
- Proposed requirement for EOBRs (Electronic On-Board Recorders) to enforce HOS Rules





Potential of future demand may be greater than forecast

DURAPLATE® PRODUCTS: CONTINUED GROWTH

	2008	2009	2010	2011	2013
Revenue:	Start Up	$10M	$24M	$40-50M	$70-90M

Truck Body & Cargo Trailers


PENSKE

Van Truck Bodies



Cargo Trailers

Semi-Trailer


THAT NEVER RESTS.

DuraPlate AeroSkirt®



Swing & Overhead Doors

Commercial



Portable Storage



Other Industrial Applications

DuraPlate® Composite Material


Steel Skins
HDPE Core

- Pre-coated, galvanized steel skins
- Foamed HDPE Core
- Extremely strong
- Light weight
- Damage resistant
- Multiple industrial applications

New product offerings being developed as we speak…

Allied Products: Energy Sector

$70M+ Frac Tank Agreement

- Entry into the Energy and Environmental Services Markets
- Leverage industrial expertise in welding, forming, fabrication, and assembly into products outside of our traditional trailer business
- Producing Frac Tanks on behalf of Sabre Manufacturing: 2,500 units over 5 years


ADLER



One of many opportunities being evaluated and pursued…


WABASH
NATIONAL

FINANCIALS

FINANCIAL HIGHLIGHTS

Revenue


($ millions)
1,400
1,200
1,000
800
600
400
200
0
$1,312
$1,103
$836
$338
$640
$509
2006
2007
2008
2009
2010
2Q11 YTD

Gross Margin


12%
8%
4%
0%
-4%
-8%
8%
8%
3%
-7%
4%
6%
2006
2007
2008
2009
2010
2Q11 YTD

Operating Income(1)


($ millions)
40
20
0
-20
-40
-60
-80
$22.9
$26.5
($37.5)
($66.1)
($15.4)
$9.1
2006
2007
2008
2009
2010
2Q11 YTD

Operating EBITDA Margin(2)


12%
8%
4%
0%
-4%
-8%
-12%
-16%
5%
5%
-1%
-13%
1%
4%
2006
2007
2008
2009
2010
2Q11 YTD

(1) 2008 operating income excludes a non-cash impairment for goodwill of $66.3 million
(2) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

QUARTERLY FINANCIAL HIGHLIGHTS



Revenue
($ millions)
300
250
200
150
100
50
0
$161
$202
$243
$231
$78
$86
$88
$85
$78
$150
$171
$242
$222
$287
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11



Operating EBITDA(1)
($ millions)
15.0
10.0
5.0
0.0
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
($3.0)
$3.5
$1.9
($13.5)
($21.6)
($10.7)
($4.6)
($6.3)
($6.0)
($0.5)
$0.6
$10.8
$8.8
$9.7
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11

Optimization & Productivity Initiatives

Lafayette Enhancements:
- Consolidated six lines to three flexible, mix-model capable production lines
- Consolidated 10 material warehouses into one centralized warehouse

Transcraft Optimization:
- Consolidated all platform and dump trailer production to a single facility in Cadiz, KY

Salaried Headcount:
- Eliminated approximately 200 salaried positions since 2007, representing a 33% reduction

(1) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

$17M+ structural cost improvements provide future benefit


WABASH
NATIONAL

APPENDIX

CONSOLIDATED INCOME STATEMENT

($ in thousands)

	2006	2007	2008	2009	2010	YTD Q2 2011
NET SALES	$ 1,312,180	$ 1,102,544	$ 836,213	$ 337,840	$ 640,372	$ 509,079
COST OF SALES	1,207,687	1,010,823	815,289	360,750	612,289	476,338
Gross profit	104,493	91,721	20,924	(22,910)	28,083	32,741
% of sales	8.0%	8.3%	2.5%	-6.8%	4.4%	6.4%
GENERAL & ADMINISTRATIVE EXPENSES	51,157	49,512	44,094	31,988	32,831	17,470
% of sales	3.9%	4.5%	5.3%	9.5%	5.1%	3.4%
SELLING EXPENSES	15,070	15,743	14,290	11,176	10,669	6,145
% of sales	1.1%	1.4%	1.7%	3.3%	1.7%	1.2%
LOSS ON GOODWILL IMPAIRMENT	15,373	-	66,317	-	-	-
% of sales	1.2%	0.0%	7.9%	0.0%	0.0%	0.0%
Income (Loss) from operations	$ 22,893	$ 26,466	$ (103,777)	$ (66,074)	$ (15,417)	$ 9,126
% of sales	1.7%	2.4%	-12.4%	-19.6%	-2.4%	1.8%
OTHER INCOME (EXPENSE)						
Increase in fair value of warrant	-	-	-	(33,447)	(121,587)	-
Interest expense	(6,921)	(5,755)	(4,657)	(4,379)	(4,140)	(2,073)
Other, net	330	3,977	(328)	(866)	(667)	(501)
Income (Loss) before income taxes	$ 16,302	$ 24,688	$ (108,762)	$ (104,766)	$ (141,811)	$ 6,552
INCOME TAX (BENEFIT) EXPENSE	6,882	8,403	17,064	(3,001)	(51)	53
Net income (loss)	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (141,760)	$ 6,499
PREFERRED STOCK DIVIDENDS AND EARLY EXTINGUISHMENT	$ -	$ -	$ -	$ 3,320	$ 25,454	$ -
NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$ 9,420	$ 16,285	$ (125,826)	$ (105,085)	$ (167,214)	$ 6,499
DILUTED NET INCOME (LOSS) PER SHARE	$ 0.30	$ 0.52	$ (4.21)	$ (3.48)	$ (3.36)	$ 0.09

Consolidated Balance Sheet

($ in thousands)

	2006	2007	2008	2009	2010	6/30/2011
ASSETS						
Current assets						
Cash and cash equivalents	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200	$ 13,498
Accounts receivable	110,462	68,752	37,925	17,081	37,853	70,024
Inventories	133,133	113,125	92,896	51,801	110,850	195,443
Deferred taxes	26,650	14,514	-	-	-	-
Prepaid expenses and other	4,088	4,046	5,307	6,877	2,155	2,298
Total current assets	$ 304,218	$ 241,661	$ 165,894	$ 76,867	$ 172,058	$ 281,263
Property, plant & equipment	129,325	122,063	122,035	108,802	98,834	95,403
Goodwill	66,692	66,317	-	-	-	-
Deferred income taxes	-	2,772	-	-	-	-
Intangibles	35,998	32,498	29,089	25,952	22,863	21,336
Other assets	20,250	18,271	14,956	12,156	9,079	8,702
Total assets	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834	$ 406,704
LIABILITIES & STOCKHOLDERS' EQUITY						
Current liabilities						
Current portion of long-term debt	$ -	$ -	$ 80,008	$ -	$ -	$ -
Current portion of capital lease obligations	-	-	337	337	590	3,974
Accounts payable	90,632	40,787	42,798	30,201	71,145	151,404
Other accrued liabilities	58,706	54,258	45,449	34,583	38,896	43,452
Warrant	-	-	-	46,673	-	-
Total current liabilities	$ 149,338	$ 95,045	$ 168,592	$ 111,794	$ 110,631	$ 198,830
Long-term debt	125,000	104,500	-	28,437	55,000	66,173
Capital lease obligations	-	-	4,803	4,469	3,964	610
Deferrred income taxes	1,556	-	-	-	-	-
Other noncurrent liabilities and contingencies	2,634	4,108	5,142	3,258	4,214	4,729
Preferred stock	-	-	-	22,334	-	-
Stockholders' equity	277,955	279,929	153,437	53,485	129,025	136,362
Liabilities and stockholders' equity	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834	$ 406,704

CONSOLIDATED CASH FLOWS

($ in thousands)

	2006	2007	2008	2009	2010	YTD 6/2011
Cash flows from operating activities						
Net income (loss)	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (141,760)	$ 6,409
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities						
Depreciation and amortization	20,598	19,467	21,467	19,585	16,855	7,869
Net loss (gain) on the sale of assets	(796)	116	606	(55)	431	-
Foreign exchange gain on disposition of Canadian subsidiary	-	(3,322)	-	-	-	-
(Gain) Loss on debt extinguishment	-	(546)	(151)	303	-	668
Deferred income taxes	7,744	8,182	17,286	-	-	-
Excess tax benefits from stock-based compensation	(352)	(33)	(6)	-	-	-
Increase in fair value of warrant	-	-	-	33,447	121,587	-
Stock-based compensation	3,978	4,358	4,990	3,382	3,489	1,544
Impairment of goodwill	15,373	-	66,317	-	-	-
Changes in operating assets and liabilities						
Accounts receivable	27,638	41,717	30,827	20,845	(20,772)	(32,171)
Inventories	(20,332)	19,958	20,229	41,095	(59,062)	(84,593)
Prepaid expenses and other	1,716	6	436	(1,570)	3,024	(143)
Accounts payable and accrued liabilities	(15,649)	(48,487)	(5,657)	(22,666)	45,251	84,493
Other, net	2,431	3,159	291	420	650	27
Net cash provided by (used in) operating activities	$ 51,769	$ 60,860	$ 30,809	$ (6,979)	$ (30,307)	$ (15,807)
Cash flows from investing activities						
Capital expenditures	(12,931)	(6,714)	(12,613)	(981)	(1,782)	(1,451)
Acquisition, net of cash acquired	(69,307)	(4,500)	-	-	-	-
Proceeds from the sale of property, plant and equipment	7,121	147	213	300	1,813	-
Net cash (used in) provided by investing activities	$ (75,117)	$ (11,067)	$ (12,400)	$ (681)	$ 31	$ (1,451)
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	-	-	-	-	71,948	-
Proceeds from exercise of stock options	762	74	97	-	504	434
Excess tax benefits from stock-based compensation	352	33	6	-	-	-
Borrowings under revolving credit facilities	243,313	103,721	202,908	276,853	712,491	530,632
Payments under revolving credit facilities	(243,313)	(103,721)	(122,900)	(328,424)	(685,928)	(519,459)
Payments under long-term debt obligations	(500)	(19,852)	(104,133)	-	-	-
Stock repurchase	(9,164)	(11,840)	(138)	(35)	(384)	(505)
Principal payments under capital lease obligations	-	-	(193)	(334)	(352)	(265)
Proceeds from issuance of preferred stock and warrant	-	-	-	35,000	-	-
Payments under redemption of preferred stock	-	-	-	-	(47,791)	-
Debt amendment and issuance costs paid	-	(1,362)	(4)	(1,420)	-	(1,281)
Preferred stock issuance costs paid	-	-	-	(2,638)	(120)	-
Preferred and common stock dividends paid	(5,654)	(5,507)	(5,510)	-	-	-
Net cash (used in) provided by financing activities	$ (14,204)	$ (38,454)	$ (29,867)	$ (20,998)	$ 50,368	$ 9,556
Net (decrease) increase in cash and cash equivalents	$ (37,552)	$ 11,339	$ (11,458)	$ (28,658)	$ 20,092	$ (7,702)
Cash and cash equivalents at beginning of period	67,437	29,885	41,224	29,766	1,108	21,200
Cash and cash equivalents at end of period	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200	$ 13,498

RECONCILIATION OF NON-GAAP MEASURES

($ in millions)

	2006	2007	2008	2009	2010	YTD 6/2011
Net income (loss)	$ 9.4	$ 16.3	$ (125.8)	$ (101.8)	$ (141.8)	$ 6.5
Income tax (benefit) expense	6.9	8.4	17.1	(3.0)	(0.1)	0.1
Increase in fair value of warrant	-	-	-	33.4	121.6	-
Interest expense	6.9	5.8	4.7	4.4	4.1	2.1
Depreciation and amortization	20.6	19.5	21.5	19.6	16.9	7.9
Stock-based compensation	4.0	4.4	5.0	3.4	3.5	1.5
Impairment of goodwill	15.4	-	66.3	0.0	-	-
Other non-operating (income) expense	(0.3)	(4.1)	0.2	0.9	0.7	0.4
Operating EBITDA	$ 62.9	$ 50.3	$ (11.0)	$ (43.1)	$ 4.9	$ 18.5
% of sales	4.8%	4.6%	-1.3%	-12.8%	0.8%	3.6%

Note: This table reconciles annual net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA

Reconciliation of Non-GAAP Measures

($ in millions)

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4
Net (loss) income	$ (6.4)	$ (3.2)	$ (4.3)	$ (111.9)	$ (28.3)	$ (17.9)	$ (66.4)	$ 10.9
Income tax (benefit) expense	(3.7)	(1.0)	(1.3)	23.1	-	-	(0.1)	(3.0)
Increase (Decrease) in fair value of warrant	-	-	-	-	-	-	54.0	(20.5)
Interest expense	1.2	1.0	1.2	1.3	1.0	1.3	1.1	0.9
Depreciation and amortization	5.2	5.2	5.2	5.9	4.8	4.8	4.8	5.2
Stock-based compensation	0.9	1.3	1.3	1.5	1.0	1.2	0.8	0.5
Impairment of goodwill	-	-	-	66.3	-	-	-	-
Other non-operating (income) expense	(0.2)	0.2	(0.2)	0.3	(0.1)	(0.1)	1.2	(0.3)
Operating EBITDA	$ (3.0)	$ 3.5	$ 1.9	$ (13.5)	$ (21.6)	$ (10.7)	$ (4.6)	$ (6.3)
% of sales	-1.9%	1.7%	0.8%	-5.9%	-27.7%	-12.4%	-5.2%	-7.4%

	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2011 Q1	2011 Q2
Net (loss) income	$ (139.1)	$ (5.6)	$ (1.9)	$ 4.9	$ 3.2	$ 3.3
Income tax (benefit) expense	0.1	-	-	(0.2)	-	-
Increase (Decrease) in fair value of warrant	126.8	(1.9)	(3.3)	-	-	-
Interest expense	1.0	1.0	1.0	1.1	0.9	1.1
Depreciation and amortization	4.4	4.3	4.1	4.0	3.9	3.9
Stock-based compensation	0.8	0.9	0.7	1.0	0.8	0.7
Impairment of goodwill	-	-	-	-	-	-
Other non-operating (income) expense	-	0.8	-	-	-	0.7
Operating EBITDA	$ (6.0)	$ (0.5)	$ 0.6	$ 10.8	$ 8.8	$ 9.7
% of sales	-7.7%	-0.3%	0.4%	4.5%	4.0%	3.4%

Notes: This table reconciles quarterly net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA
The sum of the individual quarters may not equal the annual EBITDA calculation due to rounding